(ICON)

Prudential
Distressed
Securities
Fund, Inc.

ANNUAL
REPORT
Nov. 30, 1997

(LOGO)

Prudential Distressed Securities Fund, Inc.

Performance At A Glance.

The Prudential Distressed Securities Fund enjoyed a banner year. Your Fund beat the average capital appreciation fund tracked by Lipper Analytical Services by a significant margin as we emphasized investments in companies that have substantially completed their financial reorganizations. Aided by a vibrant U.S. economy, some of these companies have experienced positive developments that sent their stocks, bonds or trade claims higher.

                                                       One                    Since
                                                       Year                 Inception2
Cumulative          Class A                      32.35%   (28.52%)4     25.47%   (19.03%)4
Total               Class B                      31.44    (27.63)4      23.98    (17.60)4
Returns1            Class C                      31.44    (27.63)4      23.98    (17.60)4
As of 11/30/97      Lipper Capital
                    Appreciation Fund Average3   18.03                        ***

                                One                      Since
                                Year                   Inception2
Average             Class A     26.52%   (22.83%)4     10.86%   (7.33%)4
Annual Total        Class B     27.30    (23.45)4      11.24   (7.58)4
Returns1            Class C     31.30    (27.45)4      13.31   (9.71)4
As of 12/31/97

Past performance is not indicative of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase.

2 Inception dates: 3/26/96 Class A, B and C shares.

3 Lipper average returns are 17 funds for one year.

4 Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower as indicated in the parentheses ( ).

***Lipper Since Inception returns are 29.31% for Class A, B, and C shares for all funds in each share class.

How Investments Compared.
    (As of 11/30/97)
        (GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year.
But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

George Edwards, Fund Manager                         (PICTURE)

Portfolio
Managers' Report

The Prudential Distressed Securities Fund seeks capital appreciation by investing in stocks and bonds of companies with operational or financial difficulties. Some of these companies may be in default or bankruptcy. The Fund will purchase securities that we believe are undervalued or temporarily out-of-favor despite the long-term appreciation we expect. Investment in these types of securities may be considered speculative. As a result, the Fund will assume greater risk than other Prudential mutual funds. There can be no assurance that the Fund will achieve its investment objective.

Above The Fray.
The Southeast Asian economic crisis that rattled global financial markets and sent the Dow Jones Industrial Average down 554 points in October had little effect on distressed securities. Why? Because distressed securities prices tend to fluctuate based on developments in their own special and individual situations.

Strategy Session.
Favorable Conditions
Aided Us.

Strong consumer spending and increased capital investment by businesses helped the U.S. economy speed ahead during the past 12 months even as inflationary pressures remained subdued.

Under these favorable conditions, corporate earnings and cash flow rose, enabling many companies with lower credit quality to make timely interest and principal payments on their bonds. Although the corporate debt default rate crept marginally higher in 1997, it stayed well below its average of 3.36% as measured by Moody's Investors Service. Not surprisingly, the amount of companies on the brink of financial collapse (early-stage distressed securities) remained modest, leaving us to search elsewhere for investment opportunities.

We turned to later-stage distressed securities, which are bonds and stocks of firms that have already announced plans to file for bankruptcy or restructuring. By investing at a later stage of the reorganization process, it is possible to estimate a company's business prospects and financial strength with greater certainty. The returns are generally quite attractive and the holding period until resolution of the reorganization is considerably shorter.

Shares of recently reorganized companies that trade inefficiently were also attractive because there were many opportunities to buy them at low prices. As of November 30, about 49% of your Fund's total investments were in bonds, 36% in stocks and 15% in preferred equities.

        Credit Quality.
  Expressed as a percentage of
total investments as of 11/30/97.

          (PIE CHART)

What Went Well.
Good News
For Good Moves.

- Motion picture marketer and distributor LIVE Entertainment was purchased in July by a group of investors who bought back all of the company's stocks and bonds. We booked a profit when the new owners paid face value for our LIVE Entertainment preferred stock, which we had purchased at a discount.

- GPA Group, an aircraft leasing company based in Ireland, sold assets and paid off a substantial amount of its debt, which strengthened the company's balance sheet. We had purchased
GPA preferred stock before the asset sale. The preferred stock appreciated as investors applauded the reduction in GPA debt.

- Real estate developer and manager Cadillac Fairview declared bankruptcy in 1996. After careful consideration, we purchased Cadillac common stock, believing that operational improvements would result in reduced expenses. The situation turned out even better than expected as an initial public offering of Cadillac stock was purchased in November of 1997 by investors anticipating improvement in North American property values. The new equity offering soared nearly 10% on the first day of trading. We took advantage of the rally by selling our common stock at a profit.

- EMCOR, which builds and services mechanical and electrical systems, emerged from bankruptcy in 1994. Since then, the robust U.S. economic expansion bolstered demand for large-scale electrical construction projects, which helped lift EMCOR stock in 1997. (The shares hit a 52-week high shortly after the reporting period closed.) We hold EMCOR stock and expect further appreciation if the Connecticut-based firm establishes a solid earnings record.

And Not So Well.

- Molten Metal Technology created a stir on Wall Street by inventing a treatment process that broke down hazardous waste into industrially usable products. The company, however, was strapped for cash. Molten Metal filed to reorganize shortly after the reporting period ended. While we sold Molten Metal preferred stock at a loss, we got out long before it filed for bankruptcy.

- Our shares of International Semi-Tech declined as its subsidiary Singer, the sewing machine maker, suffered because of significant exposure to weakened Southeast
Asian markets.

Five Largest Issuers.
6.2%   Ladish Company
       Metals
6.2%   Today's Man
       Retail
5.3%   GPA Group Plc.
       Financial
4.9%   EMCOR Group
       Building & Related
       Industries
3.9%   Merisel
       Distribution &
       Wholesale

Expressed as a percentage of net assets
as of 11/30/97.

Looking Ahead.
With default rates inching up and issuance of high yield or junk bonds setting a new record in 1997, we look forward to an increasing supply of distressed securities. Rated just below investment grade, junk bonds are considered a step above distressed securities. Junk bonds have fared well as a rapidly expanding U.S. economy enabled the average firm that issues high yield bonds to increase earnings and cash flow. But if the economy hits a speed bump in 1998, a growing number of junk bond companies are bound to run into trouble and seek protection under the bankruptcy code. If that happens, we'll be ready.

President's Letter                                January 22, 1998
(PICTURE)

New Opportunities for You.

Dear Shareholder:

By many measures, 1997 was very good for investors. Thanks to a sixth-straight year of moderate economic growth and subdued inflation, the stock market enjoyed its third year of double-digit returns while bond values rose as yields declined. But it's time to close the books on 1997 and look ahead to the opportunities of 1998.

Perhaps the best thing you can do at this time of year is review your investment strategy. Wise investors know that the only thing constant in life is change, and now, more than ever before, it's important to review your situation. Why?

The Federal Taxpayer Relief Act of 1997 is changing the way
America invests and creating exciting new opportunities for you to accumulate wealth, save for college or build a nest egg for retirement. Consider --

- Expanded IRAs. Rules governing traditional Individual Retirement Accounts have been extensively revised. Deductibility and contribution limits have been broadened as has the list for penalty-free early withdrawals, including first-time home buyers.

- New Roth IRAs. The Roth IRA features tax-free distributions and does not require mandatory withdrawals, which should be of particular interest to retirees seeking to shelter assets in a tax-free account.

- New Education IRAs. Similar to a traditional IRA, but specifically designed for higher education. The new law also creates credits and deductions to help defray college costs.

- Revised Capital Gains Tax Rates. The good news is long-term rates are down, which may benefit certain mutual fund investors. The bad news is there are now three separate tax rates covering short-, mid- and long-term capital gains, and you'll probably need a professional tax preparer to sort things out in 1998.

To learn more about the Taxpayer Relief Act and how it may benefit you, please contact your Prudential Securities Financial Advisor or Pruco Securities Registered Representative.

Thank you for your continued confidence in Prudential Mutual Funds
& Annuities.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

Portfolio of Investments as           PRUDENTIAL DISTRESSED
of November 30, 1997                  SECURITIES FUND, INC.
------------------------------------------------------------

Shares         Description                          Value (Note 1)
      ------------------------------------------------------------
LONG-TERM INVESTMENTS--99.2%
COMMON STOCKS(c)--36.1%
      ------------------------------------------------------------
Beverages--2.6%
      10,000   Dr. Pepper Bottling Holdings, Inc.     $    203,125
------------------------------------------------------------
Broadcasting--2.4%
      15,000   On Command Corp.                            186,562
------------------------------------------------------------
Building & Related Industries--4.9%
      19,000   EMCOR Group, Inc.                           380,000
------------------------------------------------------------
Casinos--7.0%
      30,000   Alliance Gaming Corp.                       120,938
      13,357   Casino America, Inc.                         38,401
      50,127   Colorado Gaming & Entertainment Co.         281,964
       7,000   Grand Casinos, Inc.                          91,875
      10,000   Lady Luck Gaming Corp.                       11,250
                                                      ------------
                                                           544,428
------------------------------------------------------------
Consumer Goods & Services--0.2%
       1,400   Coinstar, Inc.(b)
                 (cost $11,039; purchased 10/7/96)          13,475
------------------------------------------------------------
Electronics--1.1%
      15,000   Electronic Retailing Systems
                 International, Inc.                        83,438
------------------------------------------------------------
Energy--3.3%
      35,000   Baycorp Holdings, Ltd.                      258,125
------------------------------------------------------------
Food Serving - Fast Foods
          50   AmeriKing, Inc.                               2,500
------------------------------------------------------------
Metals--6.2%
     150,000   Ladish Company, Inc.                        487,500
Mining--1.1%
     100,000   Sunshine Mining & Refining Co.         $     87,500
------------------------------------------------------------
Retail--3.8%
      20,000   Phar-Mor, Inc.                              167,500
      10,000   Sassco Fashions, Ltd.                       132,500
                                                      ------------
                                                           300,000
------------------------------------------------------------
Telecommunications--0.6%
       2,500   Jordon Telecommunications Products                0
       5,000   PageMart Wireless, Inc., Class A             49,375
                                                      ------------
                                                            49,375
------------------------------------------------------------
Waste Management--2.9%
     318,800   Waste Systems International, Inc.           229,137
                                                      ------------
               Total common stocks
                 (cost $2,262,736)                       2,825,165
                                                      ------------
PREFERRED STOCKS--15.1%
------------------------------------------------------------
Communications--0.6%
         500   American Communications Services,
                 12.75%, PIK                                48,875
------------------------------------------------------------
Consumer Goods & Services--2.3%
       1,800   Pantry Pride, Inc.,
               Conv. Exch., $14.875, Ser. B                181,800
------------------------------------------------------------
Energy--1.0%
      15,500   Grant Geophysical, Inc.,(c)
                 Conv. Exch., $2.4375                       75,563

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3


Portfolio of Investments as           PRUDENTIAL DISTRESSED
of November 30, 1997                  SECURITIES FUND, INC.
------------------------------------------------------------

Shares       Description                              Value (Note 1)
--------------------------------------------------------
Financial--5.3%
     750,000   GPA Group Plc.(b)
                 (Ireland)
                 Conv., 7.00%
                 (cost $316,875; purchased 11/6/96)   $    410,625
------------------------------------------------------------
Industrials--2.3%
       2,000   Geneva Steel Co.,
                 Conv. Exch., 14.25%, Ser. B               180,000
------------------------------------------------------------
Telecommunications--3.6%
       2,500   Jordan Telecommunication Products,
                 Conv. Exch. 13.25%                        285,000
                                                      ------------
               Total preferred stocks
                 (cost $1,225,475)                       1,181,863
                                                      ------------
WARRANTS(c)
   Units
------------------------------------------------------------
Building & Related Industries
         960   ICF Kaiser International, Inc.,
                 expiring 12/31/03                             480
------------------------------------------------------------
Casinos
       2,968   Casino America, Inc.,
                 expiring 5/3/01                               148
------------------------------------------------------------
Communications
         860   Price Communications Corp.,
                 expiring 8/1/07                                 0
         125   UNIFI Communications, Inc.,
                 expiring 3/1/07                             2,500
                                                      ------------
                                                             2,500
------------------------------------------------------------
Recreation
         125   Discovery Zone, Inc.,
                 expiring 8/1/07                                 0
                                                      ------------
               Total warrants
                 (cost $2,500)                               3,128
                                                      ------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)        Description                   Value (Note 1)
------------------------------------------------------------
CORPORATE BONDS--48.0%
------------------------------------------------------------
Building & Related Industries--12.2%
B2            $   250     Clean Harbors, Inc.,
                           Sr. Notes,
                           12.50%, 5/15/01                $  250,000
Caa               300     DeGeorge Home Alliance, Inc.
                           Sr. Notes,
                           12.00%, 4/1/01                    262,500
B3                200     ICF Kaiser International,
                           Inc.,
                           Sr. Sub. Notes,
                           13.00%, 12/31/03                  207,500
B3                250     Wickes Lumber Co.,
                           Sr. Sub. Notes,
                           11.625%, 12/15/03                 240,000
                                                          ----------
                                                             960,000
------------------------------------------------------------
Casinos--4.0%
B3                250     Casino Magic Corp.,
                           First Mortgage Notes
                           13.00%, 8/15/03                   245,000
NR                 64     Colorado Gaming &
                           Entertainment Co.,
                           12.00%, 6/1/03, PIK                69,364
                                                          ----------
                                                             314,364
------------------------------------------------------------
Communications--3.3%
Caa1              250     Price Communications Cellular,
                           Zero Coupon, 8/1/07               143,750
NR                125     UNIFI Communications, Inc.,
                           Sr. Notes,
                           14.00%, 3/1/04                    115,000
                                                          ----------
                                                             258,750
------------------------------------------------------------
Consumer Goods & Services--0.5%
NR                 50     Coinstar, Inc.,(b)
                           Sr. Sub. Notes, Zero Coupon
                           until 10/1/99, 13.00%,
                           10/1/06
                           (cost $38,684; purchased
                           10/17/96)                          40,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as           PRUDENTIAL DISTRESSED
of November 30, 1997                  SECURITIES FUND, INC.
-----------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)        Description                   Value (Note 1)
----------------------------------------
Distribution/Wholesalers--3.9%
Ca            $   250     Merisel, Inc.
                           Sr. Notes,
                           12.50%, 12/31/04               $  302,500
------------------------------------------------------------
Finance--1.2%
Caa               100     Trumps Castle Funding, Inc.,
                           Mortgage Bond,
                           11.75%, 11/15/03                   93,250
------------------------------------------------------------
Packaging--3.2%
NR                266     Packaging Resources, Inc.,
                           Sr. Notes,
                           13.00%, 6/30/03                   248,944
------------------------------------------------------------
Recreation--1.6%
NR                125     Discovery Zone, Inc.,
                           Sr. Notes,
                           13.50%, 8/1/02                    130,000
------------------------------------------------------------
Restaurants--1.5%
NR                118     American Restaurant Group,
                           Inc.,
                           Sr. Sec'd. Notes, Ser. 92
                           13.00%, 9/15/98                   114,443
------------------------------------------------------------
Retail--14.5%
B3                250     Barry's Jewelers, Inc.(a)/(b)
                           Sr. Sec'd. Notes,
                           11.00%, 12/22/00
                           (cost $200,229; purchased
                           2/13/97)                          150,000
Caa1              250     Duane Reade Holding Corp.,
                           Sr. Sub. Notes, Ser. B,
                           Zero Coupon, 9/15/04              208,125
NR                299     Edison Brothers Trade
                           Claims,(a)
                           Zero Coupon, 1/1/49               239,404
B1                125     International Semi-Tech
                           Microelectronics Inc.,
                           Zero Coupon, 8/15/03               52,500
NR            $   519     Today's Man, Inc. Trade
                           Claims,(a)/(b)
                           Sr. Notes, Zero Coupon,
                           1/1/49
                           (cost $306,259; purchased
                           1/17/97)                       $  482,748
                                                          ----------
                                                           1,132,777
------------------------------------------------------------
Textiles & Apparel--2.1%
NR                250     Forstmann & Company, Inc.,(a)
                           Sr. Sub. Notes,
                           14.75%, 4/15/99                   165,000
                                                          ----------
                          Total corporate bonds
                           (cost $3,306,569)               3,760,028
                                                          ----------
                          Total long-term investments
                           (cost $6,797,280)               7,770,184
                                                          ----------
------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.0%
JOINT REPURCHASE AGREEMENT--1.0%
               82,000     Joint Repurchase Agreement
                           Account,
                           5.70%, 12/1/97
                           (cost $82,000; Note 5)             82,000
                                                          ----------
------------------------------------------------------------
Total Investments--100.2%
                          (cost $6,879,280; Note 4)        7,852,184
                          Liabilities in excess of other
                           assets--(0.2%)                    (16,307)
                                                          ----------
                          Net Assets--100%                $7,835,877
                                                          ----------
                                                          ----------

---------------
(a) Represents issuer in default on interest payments; non-income producing security.
(b) Indicates a restricted security; the aggregate cost of such securities is $873,086. The aggregate value ($1,096,848) is approximately 14% of net assets.
(c) Non-income producing securities.
NR--Not rated by Moody's or Standard & Poor's.
PIK--Payment in kind securities.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                                PRUDENTIAL DISTRESSED
Statement of Assets and Liabilities             SECURITIES FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      November 30, 1997
Investments, at value (cost $6,879,280).................................................................         $ 7,852,184
Cash....................................................................................................               9,477
Interest and dividends receivable.......................................................................              67,986
Due from Manager........................................................................................              14,822
Receivable for Fund shares sold.........................................................................               3,500
Receivable for investments sold.........................................................................                 515
Deferred expenses and other assets......................................................................              57,936
                                                                                                              -----------------
   Total assets.........................................................................................           8,006,420
                                                                                                              -----------------
Liabilities
Accrued expenses........................................................................................             125,525
Payable for Fund shares reacquired......................................................................              39,750
Distribution fee payable................................................................................               5,268
                                                                                                              -----------------
   Total liabilities....................................................................................             170,543
                                                                                                              -----------------
Net Assets..............................................................................................         $ 7,835,877
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................         $       516
   Paid-in capital in excess of par.....................................................................           6,511,014
                                                                                                              -----------------
                                                                                                                   6,511,530
   Undistributed net investment income..................................................................             253,972
   Accumulated net realized gain on investments.........................................................              97,471
   Net unrealized appreciation on investments...........................................................             972,904
                                                                                                              -----------------
Net assets, November 30, 1997...........................................................................         $ 7,835,877
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($1,976,438 / 130,114 shares of common stock issued and outstanding)..............................              $15.19
   Maximum sales charge (5% of offering price)..........................................................                 .80
                                                                                                              -----------------
   Maximum offering price to public.....................................................................              $15.99
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($5,028,743 / 331,606 shares of common stock issued and outstanding)..............................              $15.16
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($830,696 / 54,778 shares of common stock issued and outstanding).................................              $15.16
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL DISTRESSED
SECURITIES FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       November 30, 1997
Income
   Interest and discount earned..........      $   394,937
   Dividends (net of foreign withholding
      taxes of $30)......................           74,540
                                            -----------------
                                                   469,477
                                            -----------------
Expenses
   Management fee........................           60,949
   Distribution fee--Class A.............            5,417
   Distribution fee--Class B.............           48,598
   Distribution fee--Class C.............           10,998
   Registration fees.....................          101,000
   Custodian's fees and expenses.........           74,000
   Reports to shareholders...............           45,000
   Directors' fees and expenses..........           23,000
   Amortization of deferred
      organizational costs...............           21,302
   Audit fee.............................           20,000
   Legal fees and expenses...............           12,000
   Transfer agent's fees and expenses....            8,800
   Miscellaneous.........................            5,618
                                            -----------------
      Total expenses.....................          436,682
   Less: expense reimbursement (Note
      2).................................         (225,869)
                                            -----------------
      Net expenses.......................          210,813
                                            -----------------
Net investment income....................          258,664
                                            -----------------
Realized and Unrealized Gain
on Investments
Net realized gain on investment
   transactions..........................          465,952
Net change in unrealized appreciation on
   investments...........................        1,413,109
                                            -----------------
Net gain on investments..................        1,879,061
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................      $ 2,137,725
                                            -----------------
                                            -----------------

PRUDENTIAL DISTRESSED
SECURITIES FUND, INC.
Statement of Changes in Net Assets

                                          Year         March 26,
                                         Ended          1996(a)
Increase (Decrease)                   November 30,    November 30,
in Net Assets                             1997            1996
Operations
   Net investment income............  $    258,664    $    163,021
   Net realized gain (loss) on
      investments...................       465,952        (368,481)
   Net change in unrealized
      appreciation/depreciation of
      investments...................     1,413,109        (440,205)
                                      ------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations....................     2,137,725        (645,665)
                                      ------------    ------------
Dividends from net investment income
   (Note 1)
   Class A..........................       (90,663)             --
   Class B..........................      (108,026)             --
   Class C..........................       (29,623)             --
                                      ------------    ------------
                                          (228,312)             --
                                      ------------    ------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares sold....       909,156      14,160,097
   Net asset value of shares issued
      to shareholders in
      reinvestment of dividends.....       216,983              --
   Cost of shares reacquired........    (5,475,625)     (3,338,482)
                                      ------------    ------------
   Net increase (decrease) in net
      assets from Fund share
      transactions..................    (4,349,486)     10,821,615
                                      ------------    ------------
Total increase (decrease)...........    (2,440,073)     10,175,950
Net Assets
Beginning of period.................    10,275,950         100,000
                                      ------------    ------------
End of period.......................  $  7,835,877    $ 10,275,950
                                      ------------    ------------
                                      ------------    ------------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                              PRUDENTIAL DISTRESSED
Notes to Financial Statements                 SECURITIES FUND, INC.
--------------------------------------------------------------------------------
Prudential Distressed Securities Fund, Inc. (the 'Fund'), is registered under the Investment Company Act of 1940, as a diversified, open-end management company. The Fund was incorporated in Maryland on November 30, 1995. The Fund had no significant operations other than the issuance of 2,667 shares of Class A, 2,667 shares of Class B and 2,666 shares of Class C common stock for $100,000 on February 8, 1996 to Prudential Investments Fund Management LLC. ('PIFM'). Investment operations commenced on March 26, 1996.
The investment objective of the Fund is capital appreciation by investing primarily in debt and equity securities issued by financially troubled or bankrupt companies (financially troubled issuers) and in equity securities of companies that in the view of its investment adviser are currently undervalued, out-of-favor or price-depressed relative to their long-term potential for growth and income (operationally troubled issuers). Securities of financially and operationally troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. Investment in such securities may be considered speculative and may present potential for substantial loss.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Investments listed on a securities exchange are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the average between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds and U.S. Government securities that are actively traded in the over-the-counter market, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Equity securities issued in private placements shall be valued at the mean between the bid and asked prices provided by primary market dealers. Debt securities issued in private placements shall be valued on the bid side by primary market dealers. Securities for which market quotations are not available, other than private placements, shall each be valued at a price supplied by an independent pricing agent. Options on stock and stock indices traded on an exchange are valued at the average between the most recently quoted bid and asked prices provided by the respective exchange. Futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation will be valued at fair value determined in good faith by or under the direction of the Board of Directors of the Fund.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). None of the issues of restricted securities held by the Fund at November 30, 1997 include registration rights under which the Fund may demand registration by the issuer.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.
Dividends and Distributions: The Fund expects to pay dividends out of net investment income and make distributions of any net capital gains, if any,
--------------------------------------------------------------------------------
                                           PRUDENTIAL DISTRESSED
Notes to Financial Statements              SECURITIES FUND, INC.
--------------------------------------------------------------------------------
at least annually. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Deferred Organization Costs: The Fund incurred approximately $96,000 in connection with the organization of the Fund. These costs were deferred and are being amortized over a period of 60 months ending March 2001.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and decrease paid-in capital in excess of par by $60,599 due to a non-deductible prior year expense. Net investment income, net realized gains and net assets were not affected by these changes.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of the Fund.
Effective June 2, 1997, PIFM voluntarily agreed to reimburse the Fund in order to reduce total expenses so as not to exceed 1.25%, 2.00% and 2.00% of the average daily net assets of the Class A, Class B and Class C shares, respectively, on an annualized basis. Prior to June 2, 1997, PIFM reimbursed the Fund for expenses (including the fees of PIFM but excluding interest, taxes, brokerage commissions, distribution fees, litigation and indemnification expenses and other extraordinary expenses) in excess of the most restrictive expense limitation imposed by state securities commissions. Such expense reimbursements were estimated and accrued daily and paid monthly. For the year ended November 30, 1997, such reimbursements amounted to $225,869 (2.78% of average net assets; $0.44 per share for Class A, B and C shares).
The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, B and C shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, Class B and Class C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI for its distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net asset values of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended November 30, 1997.
PSI has advised the Fund that it has received approximately $2,600 in front-end sales charges resulting from sales of Class A shares for the year ended November 30, 1997. From these fees, PSI paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Fund that for the year ended November 30, 1997, it received approximately $29,400 and $1,200 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.
PSI, PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve an an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of November 30, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
--------------------------------------------------------------------------------
                                                PRUDENTIAL DISTRESSED
Notes to Financial Statements                   SECURITIES FUND, INC.
--------------------------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the fiscal year ended November 30, 1997 the Fund incurred fees of approximately $4,600 for the services of PMFS. As of November 30, 1997, approximately $330 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 1997 were $13,937,000 and $17,336,498, respectively.
The federal income tax basis of the Fund's investments at November 30, 1997 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $972,904 (gross unrealized appreciation--$1,442,825; gross unrealized depreciation--$469,921). The Fund utilized it's capital loss carryforward of approximately $99,000 to offset net taxable gains realized and recognized during the fiscal year ended November 30, 1997.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 1997, the Fund had a .007% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $82,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:
Bear, Stearns & Co., 5.74%, in the principal amount of $330,000,000, repurchase price $330,157,842, due 12/1/97. The value of the collateral including accrued interest was $337,310,022.
Credit Suisse First Boston Corp., 5.70%, in the principal amount of $330,000,000, repurchase price $330,156,750, due 12/1/97. The value of the collateral including accrued interest was $342,024,757.
Deutsche Morgan Grenfell, Inc., 5.70%, in the principal amount of $330,000,000, repurchase price $330,156,750, due 12/1/97. The value of the collateral including accrued interest was $336,600,387.
Morgan Stanley, Dean Witter, Discover & Co., 5.63%, in the principal amount of $119,585,000, repurchase price $119,641,055, due 12/1/97. The value of the collateral including accrued interest was $121,976,916.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.
There are 2 billion shares of $.001 par value common stock authorized divided into three classes, designated Class A, Class B and Class C, which consist of 1 billion, 500 million and 500 million authorized shares, respectively. Of the 516,498 shares of common stock issued and outstanding at November 30, 1997, PIFM owned 2,667 shares of Class A, 2,667 shares of Class B and 2,666 shares of Class C.

Transactions in shares of common stock were as follows:

Class A                                  Shares       Amount
-------------------------------------   --------    -----------
Year ended November 30, 1997:
Shares sold..........................     28,654    $   390,626
Shares issued in reinvestment of
  dividends..........................      7,185         84,009
Shares reacquired....................   (193,700)    (2,363,624)
                                        --------    -----------
Net decrease in shares outstanding
  before conversion..................   (157,861)    (1,888,989)
Shares issued upon conversion from
  Class B............................        715          9,982
                                        --------    -----------
Net decrease in shares outstanding...   (157,146)   $(1,879,007)
                                        --------    -----------
                                        --------    -----------
March 26, 1996* through
  November 30, 1996:
Shares sold..........................    408,299    $ 5,117,186
Shares reacquired....................   (123,706)    (1,547,651)
                                        --------    -----------
Net increase in shares outstanding...    284,593    $ 3,569,535
                                        --------    -----------
                                        --------    -----------

--------------------------------------------------------------------------------
                                       10

                                           PRUDENTIAL DISTRESSED
Notes to Financial Statements              SECURITIES FUND, INC.
--------------------------------------------------------------------------------

Class B                                  Shares       Amount
-------------------------------------   --------    -----------
Year ended November 30, 1997:
Shares sold..........................     16,501    $   214,769
Shares issued in reinvestment of
  dividends..........................      8,896        104,821
Shares reacquired....................   (150,167)    (1,863,184)
                                        --------    -----------
Net decrease in shares outstanding
  before conversion..................   (124,770)    (1,543,594)
Shares reacquired upon conversion
  into Class A.......................       (715)        (9,982)
                                        --------    -----------
Net decrease in shares outstanding...   (125,485)   $(1,553,576)
                                        --------    -----------
                                        --------    -----------
March 26, 1996* through
  November 30, 1996:
Shares sold..........................    582,979    $ 7,292,074
Shares reacquired....................   (128,555)    (1,585,368)
                                        --------    -----------
Net increase in shares outstanding...    454,424    $ 5,706,706
                                        --------    -----------
                                        --------    -----------
Class C
-------------------------------------
Year ended November 30, 1997:
Shares sold..........................     23,901    $   303,761
Shares issued in reinvestment of
  dividends..........................      2,403         28,153
Shares reacquired....................    (97,442)    (1,248,817)
                                        --------    -----------
Net decrease in shares outstanding...    (71,138)   $  (916,903)
                                        --------    -----------
                                        --------    -----------
March 26, 1996* through
  November 30, 1996:
Shares sold..........................    139,916    $ 1,750,837
Shares reacquired....................    (16,666)      (205,463)
                                        --------    -----------
Net increase in shares outstanding...    123,250    $ 1,545,374
                                        --------    -----------
                                        --------    -----------

---------------
* Commencement of investment operations.
--------------------------------------------------------------------------------
                                       11

                                             PRUDENTIAL DISTRESSED
Financial Highlights                         SECURITIES FUND, INC.
--------------------------------------------------------------------------------

                                                                        Class A                                Class B
                                                           ----------------------------------     ----------------------------------
                                                               Year         March 26, 1996(d)         Year         March 26, 1996(d)
                                                              Ended              Through             Ended              Through
                                                           November 30,       November 30,        November 30,       November 30,
                                                             1997(e)              1996              1997(e)              1996
                                                           ------------     -----------------     ------------     -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................      $  11.85            $ 12.50            $  11.79            $ 12.50
                                                               ------             ------              ------             ------
Income from investment operations
Net investment income (a)..............................           .49                .25                 .39                .16
Net realized and unrealized gain (loss) on investment
   transactions........................................          3.23               (.90)               3.24               (.87)
                                                               ------             ------              ------             ------
   Total from investment operations....................          3.72               (.65)               3.63               (.71)
                                                               ------             ------              ------             ------
Less Distributions
Dividends from net investment income...................          (.38)                --                (.26)                --
                                                               ------             ------              ------             ------
Net asset value, end of period.........................      $  15.19            $ 11.85            $  15.16            $ 11.79
                                                               ------             ------              ------             ------
                                                               ------             ------              ------             ------
TOTAL RETURN(b):.......................................         32.35%             (5.20)%             31.44%             (5.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................      $  1,976            $ 3,404            $  5,029            $ 5,387
Average net assets (000)...............................      $  2,167            $ 4,391            $  4,860            $ 6,650
Ratios to average net assets(a):
   Expenses, including distribution fees...............          2.04%              2.76%(c)            2.79%              3.51%(c)
   Expenses, excluding distribution fees...............          1.79%              2.51%(c)            1.79%              2.51%(c)
   Net investment income...............................          3.73%              2.37%(c)            2.98%              1.59%(c)
Portfolio turnover rate................................           175%                61%                175%                61%
Average commission rate paid per share.................      $ 0.0416            $0.0458            $ 0.0416            $0.0458
                                                                      Class C
                                                         ----------------------------------
                                                             Year         March 26, 1996(d)
                                                            Ended              Through
                                                         November 30,       November 30,
                                                           1997(e)              1996
                                                         ------------     -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $  11.79            $ 12.50
                                                             ------             ------
Income from investment operations
Net investment income (a)..............................         .39                .16
Net realized and unrealized gain (loss) on investment
   transactions........................................        3.24               (.87)
                                                             ------             ------
   Total from investment operations....................        3.63               (.71)
                                                             ------             ------
Less Distributions
Dividends from net investment income...................        (.26)                --
                                                             ------             ------
Net asset value, end of period.........................    $  15.16            $ 11.79
                                                             ------             ------
                                                             ------             ------
TOTAL RETURN(b):.......................................       31.44%             (5.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................    $    831            $ 1,485
Average net assets (000)...............................    $  1,100            $ 1,678
Ratios to average net assets(a):
   Expenses, including distribution fees...............        2.79%              3.51%(c)
   Expenses, excluding distribution fees...............        1.79%              2.51%(c)
   Net investment income...............................        2.98%              1.71%(c)
Portfolio turnover rate................................         175%                61%
Average commission rate paid per share.................    $ 0.0416            $0.0458

---------------
(a) Net of expense reimbursement.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of investment operations.
(e) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                                PRUDENTIAL DISTRESSED
Report of Independent Accountants               SECURITIES FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Distressed Securities Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Distressed Securities Fund, Inc. (the 'Fund') at November 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and brokers , provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets and the financial highlights for the period ended November 30, 1996 were audited by other independent accountants, whose opinion dated January 10, 1997 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
January 21, 1998
--------------------------------------------------------------------------------

                                            PRUDENTIAL DISTRESSED
Change of Auditors                          SECURITIES FUND, INC.
--------------------------------------------------------------------------------
   Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's independent auditors. For the period ended November 30, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Directors approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.
--------------------------------------------------------------------------------

Getting
The Most
From Your
Prudential
Mutual
Fund.

How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: One 1/100th of 1%. For example, one half of one percentage point is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Capital Gain/Capital Loss: The difference between the cost of a capital asset (for example, a stock, bond or mutual fund share) and its selling price. Under current law the federal income tax rate for individuals on a long-term capital gain is up to 28%.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; most often used
to describe the difference   between prices bid and asked
for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Getting
The Most
From Your
Prudential
Mutual
Fund.

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative.
Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?

Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.

A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.

Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Comparing A $10,000 Investment.
Prudential Distressed Securities Fund, Inc. vs.
the Lehman Brothers High Yield Bond Index and the S&P 500 Index.

//Prudential Distressed Securities Fund, Inc.

---Lehman Bros. High Yield Bond Index

- - -S&P 500 Index

Average Annual Total
 Returns - Class A
--------------------------                       Class A
   With Sales Load*                              (GRAPH)
   11.01% Since Inception (7.59%)
   25.73% for 1 Year (22.09%)

   Without Sales Load*
   14.45% Since Inception (10.92%)
   32.35% for 1 Year (28.52%)


Average Annual Total
  Returns - Class B
--------------------------                   Class B
   With Sales Load*                          (GRAPH)
   11.44% Since Inception (7.88%)
   26.44% for 1 Year (22.63%)

   Without Sales Load*
   13.64% Since Inception (10.12%)
   31.44% for 1 Year (26.63%)


Average Annual Total
Returns - Class C
---------------------------                  Class C
   With Sales Load*                          (GRAPH)
   13.64% Since Inception (10.12%)
   30.44% for 1 Year (26.63%)

   Without Sales Load*
   13.64% Since Inception (10.12%)
   31.44% for 1 Year (27.63%)

Past performance is not indicative of future results. Investment return and principal will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Distressed Securities Fund (Class A, B and C) with a similar investment in the S&P 500 Index and the Lehman Brothers High Yield
Bond Index by portraying initial account values at the commencement of operations for each share class, and subsequent account values at the end of the reporting period (November 30, 1997), as measured on a quarterly basis beginning in March 1996 for Class A, B and C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class
A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on November 30, 1997;
(c) all recurring fees (including management fees) were deducted; and (d) any dividends and distributions were reinvested.

*Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower as indicated in the parentheses ( ).

The S&P 500 Index is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The Lehman
Brothers High Yield Bond Index is a weighted index comprised of corporate securities with one or more years remaining to maturity that are publicly issued, rated below investment grade and have $50 million or more outstanding. Both indexes are unmanaged and include the reinvestment of all dividends but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities held in either index may differ substantially from those held by the Fund. These indexes are not the only ones that may be used to characterize performance of stock and/or bond funds and other indexes may portray different comparative performance.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Mendel A. Melzer
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
Richard A. Redeker, President
Thomas A. Early, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite E. H. Morrison, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

743966103   MF171E
743966202   Cat. #42M235P
743966301